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The Lindner Funds is a leading no-load mutual fund family founded in 1954 by Kurt Lindner, whose value model was recognized as a market milestone. Today, his investment philosophy remains important in the Lindner Funds' approach, which emphasizes risk control while applying sophisticated and disciplined methodology to portfolio management.

Lindner Asset Management, Inc. is the investment advisor for the Lindner Funds. The Lindner family of mutual funds presently includes the Lindner Large-Cap Fund, Lindner Asset Allocation Fund, Lindner Utility Fund, Lindner Small-Cap Fund, Lindner Market Neutral Fund (formerly the "Bulwark Fund"), Lindner Opportunities Fund, and Lindner Government Money Market Fund.

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